ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                                                                    EXHIBIT 10.1
                                                                    ------------


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") entered into on April 25, 2000 by and among The Publishing Company of North America, Inc., a Florida corporation ("PCNA"), John Pedranghelu, Eugene O. Russo (collectively, the "Stockholders") and 1800attorneys.com Advertising, Inc., a New York corporation (the "Company"). PCNA, the Stockholders and the Company are referred to collectively herein as the "Parties."

         WHEREAS, the Stockholders own all the outstanding shares of common stock of the Company;

         WHEREAS, the Stockholders desire to exchange all of their shares of common stock of the Company for common stock of PCNA in a reorganization which is tax free pursuant to Section 368 (b) of the Internal Revenue Code ; and

         WHEREAS, PCNA desires to exchange its shares of common stock for all of the outstanding shares of common stock of the Company which are owned by the Stockholders on the terms and conditions contained in this Agreement.

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

         1.       EXCHANGE OF COMMON STOCK.

                  On and subject to the terms and conditions of this Agreement, PCNA agrees to acquire fromthe Stockholders, all of the issued and outstanding common stock of the Company and the Stockholders agree to transfer to PCNA all of the issued and outstanding shares of the Company's common stock in exchange for the issuance to each of the Stockholders of 180,000 shares of PCNA's unregistered common stock, no par value per share.

         2.       REPRESENTATIONS AND WARRANTIES OF PCNA CONCERNING THE
                  TRANSACTION.


                  PCNA represents and warrants to the Stockholders that the statements contained in this Section 2 are correct and complete as of the date of this Agreement.

                  (a) Organization of PCNA. PCNA is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                  (b) Authorization of Transaction. PCNA has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of PCNA, enforceable in accordance with its terms and conditions. PCNA needs not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                  (c) Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (1) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which PCNA is subject or any provision of its charter or bylaw or
         (2) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which PCNA is a party or by which it is bound or to which any of its assets are subject.

                  (d) Brokers' Fees. PCNA has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Stockholders could become liable or obligated.

                  (e) Tax-Free Transaction. PCNA shall take no action which causes the transaction to be treated as a taxable transaction for the Stockholders under the Internal Revenue Code.

                  (f) Anti-dilution Protection. In the event that PCNA engages in any split-up of its common stock, issues any dividend to its common stockholders or effects any reorganization or re-capitalization including any reverse stock split, the Stockholders will be treated in the same manner as any other stockholder.

                  (g) Cessation of PCNA's Operations. In the event PCNA ceases conducting business operations, the Telephone Number will be immediately transferred back to stockholders without the payment of any consideration; provided, however, that if PCNA ceases to operate as the result of effecting any merger, consolidation, sale of all or substantially all of its assets or any similar transaction, the Telephone Number shall not be transferred to the Stockholders.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
                  STOCKHOLDERS.

                  Each of the Stockholders and the Company represents and warrants to PCNA that the statements contained in this Section 3 are correct and complete as of the date of this Agreement.


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                  (a) Organization of the Company. The Company is a corporation duly organized on April 19, 2000 in the State of New York and has conducted no business operations since its formation.

                  (b) Authorization of Transaction. Each of the Stockholders has authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered by each of the Stockholders and constitutes their valid and binding obligation, enforceable against each of the Stockholders in accordance with its terms.

                  (c) Capitalization. There are 200 shares of common stock of the Company authorized, all of which are outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid, and non-assessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any shares of its capital stock

                  (d) Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (1) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Stockholders or the Company are subject to any provision of its charter or bylaw or (2) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Stockholders or the Company are a party or by which it is bound or to which any of its assets are subject.

                  (e) Brokers' Fees. Neither the Stockholders nor the Company has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                  (f) Title to Assets. The Company owns and holds good and marketable title to, free from any security interests or liens, the assets listed on Schedule 3(f). The Administrative Contact for the Uniform Resource Locators 1800attorney.com, 887attorney.com, 1877attorney.com and 877attorney.com, , is (are) _________________.

                  (g) Investment. Each of the Stockholders (1) understands that the common stock of PCNA to be received pursuant to Section 1(b) above has not been, and will not be, registered under the Securities Act of 1933 (the "Act"), nor under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (2) is acquiring the common stock solely for his own account for investment purposes, and not with a view to the distribution thereof, (3) is an


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

         accredited investor as defined in Regulation D promulgated under the Act; (4) has received certain information concerning PCNA and has had access to the copies of the documents listed on Schedule 3(g) in order to evaluate the merits and the risks inherent in holding the common stock, and (5) is able to bear the economic risk and lack of liquidity inherent in holding the common stock.

                  (h) Restrictions on Sale of Securities. The Stockholders agree to enter into any lock-up agreement requested by an underwriter of the securities of PCNA provided that PCNA's officers and directors are also subject to such lock-up agreement. (i) Tax Return for the period prior to this transaction. The Stockholders agree to file or cause to have filed any federal, state, and local tax returns as required for the Company from the time of its incorporation until the effective date of this transaction. A copy of all such returns will be provided to PCNA as soon as practicable after their filing.

                  4. ACTIONS FOLLOWING CLOSING.

                  (a) Lease of Acquired Intellectual Property. PCNA shall lease the use of the telephone number 1-800-attorney (the "Telephone Number") to the Stockholders on a month-to-month basis for $10.00 per month; provided, however, such month-to month lease shall be terminable at the sole discretion of PCNA upon 45 days notice to Sellers, and the Telephone Number shall be transferred to Purchaser within such 45-day period.

                  (b) Non Compete Agreement. Except for the referral service described in Section 4(c), Sellers shall not conduct any type of attorney referral service using either the telephone or the Internet for a period of three years from the date of this Agreement.

                  (c) Limited Right of Sellers to Conduct Referral Services. The Stockholders may conduct a law office and/or referral service for legal services in the Counties of Nassau, Suffolk, Kings and Queens in the State of New York. The Stockholders shall receive all calls made to 1800Attorney for the above-mentioned counties at no cost or expense to the Stockholders. The Stockholders shall also be the exclusive attorneys listed in all internet and print media for legal services in the counties Nassau, Suffolk, Kings and Queens in the State of New York. The current commercials may be used for advertising by the Stockholders in the New York area and any new commercials produced by PCNA will be provided to the Stockholders for their use at no charge in the New York area. All other advertising of the 1800 number must be approved by PCNA and said consent cannot be unreasonably withheld.

                  5.       REMEDY FOR BREACHES OF THIS AGREEMENT.

                  (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement above shall survive the date of this Agreement and continue in full force and effect for a period of the greater of (i) three years or (ii) the applicable statute of limitations.


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                  (b) Indemnification Provisions for Benefit of PCNA. In the event either of the Stockholders breaches any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 5(a) above, provided that PCNA make a written claim for indemnification against either of the Stockholders within the applicable survival period, then each of the Stockholders agrees to indemnify PCNA from and against the entirety of any losses, damages, expenses or fees, including reasonable attorneys' fees (the "Losses") PCNA may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                  (c) Indemnification Provisions for Benefit of the Seller. In the event PCNA breaches any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 5(a) above, provided that the Stockholders make a written claim for indemnification against PCNA within such survival period, then PCNA agrees to indemnify the Stockholders from and against the entirety of any Losses the Stockholders may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                  (d)      Matters Involving Third Parties.
                           -------------------------------

                           (i) If any third party shall notify any Party (the
                  "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 5, then the Indemnified Party shall promptly (and in any event within five business days after receiving notice of the Third Party Claim) notify the Indemnifying Party thereof in writing.

                           (ii) Any Indemnifying Party shall have the right to
                  defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.

                           (iii) Unless and until an Indemnifying Party assumes
                  the defense of the Third Party Claim as provided in Section 5(d)(ii) above, however, the Indemnified Party may defend against the Third Party Claim in any manner it may deem reasonably appropriate.


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                           (iv) In no event will the Indemnified Party consent
                  to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party.

         6.       MISCELLANEOUS.

                  (a) Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

                  (b) Entire Agreement. This Agreement (including the Schedules referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

                  (c) Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together will constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

                  (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                  (e) Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         If to PCNA:               The Publishing Company of North America, Inc.
                                   186 P.C.N.A. Parkway
                                   Lake Helen, FL 32744
                                   (800)  644-3458
                                   Facsimile (407) 228-0276

         with a copy to:           Michael D. Harris, Esq.
                                   Michael Harris, P.A.
                                   1645 Palm Beach Lakes Blvd., Suite 550
                                   West Palm Beach, FL  33401
                                   (561) 478-7077
                                   Facsimile (561) 478-1817

         If to the Stockholders:   Russo and Pedranghelu


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                                       16 East Old Country Road
                                       Hicksville, NY  11801
                                       (516) 822-1600

or to such other address as either of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by

                  (f) Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement on as of the date first above written.

/s/ Dorothy Germain              The Publishing Company of North America, Inc.
------------------------

                                 By:  /s/ Peter S. Balise
------------------------         ---------------------------------
                                 Peter S. Balise, President


                                 By:  /s/ John Pedranghelu
------------------------         ---------------------------------
                                 John Pedranghelu


                                 By:  /s/ Eugene O. Russo
------------------------         ---------------------------------
                                 Eugene O. Russo


                                 1800attorneys.com Advertising, Inc.
------------------------

                                 By:  /s/ Eugene O. Russo
------------------------         ---------------------------------
                                 Eugene O. Russo, President


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000


                                  Schedule 3(f)

                              Assets of the Company


The Company owns and holds good and marketable title to, free from any security interests or liens, the following assets:


The telephone number 1-800-ATTORNEY

The Uniform Resource Locator 1800attorney.com

The Uniform Resource Locator 887attorney.com

The Uniform Resource Locator 1877attorney.com

The Uniform Resource Locator 877attorney.com



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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000


                                  Schedule 3(g)































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